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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): JANUARY 7, 2004



                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                          0-19806                      76-0236465
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    ile number)               Identification No.)
incorporation)

                               CYBERONICS BUILDING
                            100 CYBERONICS BOULEVARD
                              HOUSTON, TEXAS 77058
               (Address of principal executive offices) (Zip code)

                                 (281) 228-7200
               Registrant's telephone number, including area code:



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         99.1     Press Release of Cyberonics, Inc. dated as of January 7, 2004

ITEM 9.  REGULATION FD DISCLOSURE

         On January 7, 2004, Cyberonics, Inc. ("Company") issued a press release announcing the acceleration of its depression market plan and revising its fiscal 2004 revenue and earnings guidance. The Company also conducted a conference call during which it discussed the press release and a slide presentation, which is available on the Company's website at http://www.cyberonics.com. A copy of the press release is attached as an exhibit.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CYBERONICS, INC.


                                      /s/ Pamela B. Westbrook
                                      ------------------------------------------
                                      Pamela B. Westbrook
                                      Vice President, Finance and Administration
                                        and Chief Financial Officer

Date:  January 7, 2004


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                                 EXHIBIT INDEX


      Exhibit
        No.                               Description
      -------                             -----------

       99.1        Press Release of Cyberonics, Inc. dated as of January 7, 2004